UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 16, 2021

Date of Report

(Date of earliest event reported)

IRIDEX CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27598	77-0210467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices) (Zip code)

(650) 940-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock $0.01 par value per share Preferred Share Purchase Rights	IRIX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e) Compensation of Executive Officers

Base Salary Increase

On March 16, 2021, the Compensation Committee of the Board of Directors of Iridex Corporation (the “Company”) approved an increase in the base salary of Patrick Mercer, the Company’s Chief Operating Officer, from $310,000 to $319,300, effective April 4, 2021.

On March 17, 2021, the Board of Directors of the Company approved an increase in the base salary of David I. Bruce, the Company’s President and Chief Executive Officer, from $360,000 to $370,800, effective April 4, 2021.

2021 Short-Term Incentive Plan

On March 16, 2021, the Compensation Committee of the Company’s Board of Directors approved the Company’s 2021 Short-Term Incentive Plan (the “STI Plan”) for the Company’s executive officers other than the Company’s President and Chief Executive Officer.  Patrick Mercer, the Company’s Chief Operating Officer, is eligible to participate in the STI Plan.  Mr. Mercer’s maximum amount payable under the STI Plan is $165,557.

On March 17, 2021, the Company’s Board of Directors approved the participation of David I. Bruce, the Company’s President and Chief Executive Officer, in the STI Plan.  Mr. Bruce’s maximum amount payable under the STI Plan is $310,360.

Awards under the STI Plan (other than for the President and Chief Executive Officer) are based upon the achievement of certain corporate objectives that apply to all STI Plan participants and certain individual objectives specific to each STI Plan participant.  Mr. Mercer’s awards under the STI Plan are subject to the Company’s achievement of certain sales targets, as well as certain other financial and operations-related performance goals specific to Mr. Mercer.

Awards under the STI Plan for the President and Chief Executive Officer are based solely upon the achievement of certain corporate objectives that apply to all STI Plan participants.  Mr. Bruce’s awards under the STI Plan are subject to the Company’s achievement of certain sales targets and financial goals.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX Corporation

Date: March 22, 2021	By:	/s/ David I. Bruce
David I. Bruce President and Chief Executive Officer